                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 9, 2002.

                            Capital One Funding, LLC
                                on behalf of the
                            Capital One Master Trust
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

       Virginia                             333-75276             54-2058720
 ----------------------             ------------------------    ----------------------------
(State or Other Jurisdiction of     (Commission File Number)    (IRS Employer Identification
Incorporation)                                                  Number)

            140 East Shore Drive
                 Room 1048
            Glenn Allen, Virginia                                 23059
   ---------------------------------------                      ----------
   (Address of Principal Executive Office)                      (Zip Code)



Registrant's telephone number, including area code (804)967-1000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On October 9, 2002, the Capital One Master Trust issued its Series 2002-CC Collateral Certificate.

Item 6.   Not Applicable.

Item 7.   Exhibits.

          The following is filed as Exhibits to this Report under Exhibit 4.1.

     Exhibit 4.1 Series 2002-CC Supplement dated as of October 9, 2002 to the Amended and Restated Pooling and Servicing Agreement.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Funding, LLC as Transferor of and on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By: CAPITAL ONE FUNDING, LLC,
                                                as Transferor



                                            By: /s/ Bonnie A. Seideman
                                                -------------------------------
                                            Name:  Bonnie A. Seideman
                                            Title: President and Chief Executive
                                                   Officer

                                  EXHIBIT INDEX


Exhibit                    Description

4.1 Series 2002-CC Supplement dated as of October 9, 2002 to the Amended and Restated Pooling and Servicing Agreement.

                                       4